                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549



                                  FORM 8-K/A
                               AMENDMENT NO. 1


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 6, 1994



                             THE ACTAVA GROUP INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                            1-5706                   58-0971455
- -------------------------------     ------------------------    ------------------------
(State or other jurisdiction of     (Commission File Number)       (I.R.S. Employer
incorporation or organization)                                    Identification No.)




              4900 GEORGIA-PACIFIC CENTER, ATLANTA, GEORGIA 30303
              (Address of principal executive offices)(Zip Code)



       Registrant's telephone number, including area code: 404/658-9000

Item 7. Financial Statements and Exhibits


(a)       Financial Statements of Businesses Acquired


   The following audited financial statements of Roadmaster Industries, Inc. are provided and incorporated herein by reference from the Annual Report on Form 10-K for Roadmaster Industries, Inc. for the year ended December 31, 1993:

   *      Consolidated Balance Sheets as of December 31, 1993 and December 31,
            1992
   * Consolidated Statements of Operations for each of the three fiscal years in the period ended December 31, 1993
   * Consolidated Statements of Stockholders' Equity for each of the three fiscal years in the period ended December 31, 1993
   * Consolidated Statements of Cash Flows for each of the three fiscal years in the period ended December 31, 1993
   *      Notes to Consolidated Financial Statements
   *      Report of Independent Public Accountants

   The following unaudited financial statements of Roadmaster Industries, Inc. are provided and incorporated herein by reference from the Quarterly Report on Form 10-Q for Roadmaster Industries, Inc. for the quarter ended October 1, 1994:

   *      Consolidated Balance Sheet as of October 1, 1994
   * Consolidated Statement of Operations for the nine months ended October 1, 1994
   * Consolidated Statement of Cash Flows for the nine months ended October 1, 1994
   *      Notes to Consolidated Financial Statements


(b)       Pro Forma Financial Information

                     THE ACTAVA GROUP INC. AND SUBSIDIARIES

             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
                                  (UNAUDITED)
GENERAL

  The following unaudited pro forma condensed consolidated financial information sets forth, for the respective periods and as of the dates indicated, the results of operations and the financial position of the Company after giving effect to the Exchange Transaction, as if the transaction had been consummated as of the respective dates indicated below. This unaudited pro forma financial information should be read in conjunction with the Company's audited and unaudited historical consolidated financial statements and notes thereto for the year ended December 31, 1993 and the nine months ended September 30, 1994. The unaudited pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that actually would have occurred if the Exchange Transaction had been consummated as of such dates in accordance with the assumptions set forth below, nor is it necessarily indicative of future operating results or financial position.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF CONTINUING OPERATIONS

  The following unaudited pro forma condensed consolidated statements of continuing operations for the year ended December 31, 1993, and for the nine months ended September 30, 1994, present the operating results of the Company as if the Exchange Transaction had occurred at January 1, 1993. The statements are based on the described restated financial information of the Company for the respective periods and the pro forma adjustments described in the notes thereto.

                     THE ACTAVA GROUP INC. AND SUBSIDIARIES
                        PRO FORMA CONDENSED CONSOLIDATED
                       STATEMENT OF CONTINUING OPERATIONS

                          YEAR ENDED DECEMBER 31, 1993
                      (IN THOUSANDS EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

                                                                     (2)
                                                       (1)       The Sports     Pro Forma
                                                     Restated   Subsidiaries   Adjustments   Pro Forma
                                                     --------   ------------   -----------   ---------
Net Sales . . . . . . . . . . . . . . . . . . .      $465,812     $240,852      $             $224,960
Costs and expenses
  Costs of products sold  . . . . . . . . . . .       401,471      207,340                     194,131
  Selling, general & administrative
    expenses  . . . . . . . . . . . . . . . . .        85,179       34,510                      50,669
                                                     --------     --------      -------       --------
      Total operating expenses  . . . . . . . .       486,650      241,850                     244,800
Operating loss  . . . . . . . . . . . . . . . .       (20,838)        (998)                    (19,840)
  Interest expense  . . . . . . . . . . . . . .        26,811        3,392                      23,419

  Equity in net loss of                                                         $   900 (4)
    equity investee . . . . . . . . . . . . . .                                     637 (3)      1,537
  Other (income) expense, net . . . . . . . . .         5,502           67                       5,435
                                                     --------     --------      -------       --------
Loss before income taxes,
  discontinued operations and
  cumulative effect of change in
  accounting principle  . . . . . . . . . . . .       (53,151)      (4,457)      (1,537)       (50,231)
Income taxes (benefit)  . . . . . . . . . . . .        (1,435)       2,324        2,324 (5)     (1,435)
                                                     --------     --------      -------       ---------
Loss from continuing operations . . . . . . . .      $(51,716)    $ (6,781)     $(3,861)      $(48,796)
                                                     ========     ========      =======       ========
Average common shares:
  Primary . . . . . . . . . . . . . . . . . . .        17,163 (6)                               17,163 (6)
  Loss per share of common stock:
Primary - Loss from continuing
  operations  . . . . . . . . . . . . . . . . .      $  (3.01)(6)                             $  (2.84)(6)
                                                     ========                                 ========


(1)   Restated financial information as reported on the Company's Form
      8-K/A Amendment No. 1 filed with the Commission on November 4, 1994 to restate Actava's historical financial statements to reflect Qualex as a discontinued operation.
(2) Represents the combined operations of Diversified Products and Subsidiary , Nelson/Weather-Rite and Subsidiary, Hutch and Willow.
(3) Represents the Company's equity in the unaudited pro forma net loss of Roadmaster for the year ending December 31, 1993.
(4) Reflects amortization expense of $900,000 relating to the excess of the carrying amount of Actava's equity investment in Roadmaster of approximately $37 million over Actava's portion of the underlying net assets of Roadmaster. Amortization was calculated using the straight-line method over 40 years.
(5) Represents elimination of income tax expense associated with the Sports Subsidiaries.
(6) The impact of common stock equivalents is not reflected due to their anti-dilutive effect.

                     THE ACTAVA GROUP INC. AND SUBSIDIARIES

     PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CONTINUING OPERATIONS

                      NINE MONTHS ENDED SEPTEMBER 30, 1994
                      (IN THOUSANDS EXCEPT PER SHARE DATA)
                                  (UNAUDITED)


                                                                    (2)
                                                       (1)       The Sports    Pro Forma
                                                     Restated   Subsidiaries  Adjustments    Pro Forma
                                                     --------   ------------  -----------    ---------
Net Sales . . . . . . . . . . . . . . . . . . .      $403,711     $232,725    $              $170,986
Costs and expenses
  Costs of products sold  . . . . . . . . . . .       339,199      202,087                    137,112
  Selling, general &
    administrative expenses . . . . . . . . . .        69,689       28,789                     40,900
                                                     --------     --------    --------       --------
       Total operating expenses . . . . . . . .       408,888      230,876                    178,012
Operating income (loss) . . . . . . . . . . . .        (5,177)       1,849                     (7,026)
Interest expense  . . . . . . . . . . . . . . .        21,226        4,008                     17,218

  Equity in net (income) loss of                                               (1,400)(3)
    equity investee . . . . . . . . . . . . . .                                   675 (4)        (725)
  Other expense (income), net . . . . . . . . .        (2,874)           5                     (2,879)
                                                     --------     --------    --------       --------
Loss before income taxes,
  discontinued operations and
  cumulative effect of change in
  accounting principle  . . . . . . . . . . . .       (23,529)      (2,164)       725         (20,640)
Income taxes expense  . . . . . . . . . . . . .                      1,353      1,353 (5)
                                                     --------     --------    --------       --------
Loss from continuing operations . . . . . . . .      $(23,529)    $ (3,517)   $  (628)       $(20,640)
                                                     ========     ========    ========       ========
Average common shares:
  Primary . . . . . . . . . . . . . . . . . . .        18,059 (6)                              18,059 (6)
Loss per share of common stock:
Primary - Loss from continuing
  operations  . . . . . . . . . . . . . . . . .      $  (1.30)(6)                            $  (1.14)(6)
                                                     ========                                ========

(1) Represents historical operating results as reported in the Company's Quarterly Report on Form 10-Q for the nine months ended September 30, 1994.
(2) Represents the combined operations of Diversified Products and Subsidiary, Nelson/Weather-Rite and Subsidiary, Hutch and Willow.
(3) Represents the Company's equity in the unaudited pro forma net income of Roadmaster for the nine months ending September 30, 1994.
(4) Reflects amortization expense of $675,000 relating to the excess of the carrying amount of Actava's equity investment in Roadmaster of approximately $37 million over Actava's portion of the underlying net assets of Roadmaster. Amortization was calculated using the straight-line method over 40 years.
(5) Represents elimination of income tax expense associated with the Sports Subsidiaries.
(6) The impact of common stock equivalents is not reflected due to their anti-dilutive effect.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

   The unaudited pro forma condensed consolidated balance sheet gives effect to the Exchange Transaction as if it had occurred on September 30, 1994. The unaudited pro forma condensed consolidated balance sheet is based on previously described financial information of the Company as of September 30, 1994, and the pro forma adjustments described in the notes thereto.


                     THE ACTAVA GROUP INC. AND SUBSIDIARIES

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                               SEPTEMBER 30, 1994
                                 (IN THOUSANDS)
                                  (UNAUDITED)

                                                                      (1)
                                                                  The Sports    Pro Forma
                                                        Actava   Subsidiaries   Adjustment         Pro Forma
                                                        ------   ------------   -----------        ---------
ASSETS:
Current assets:
   Cash . . . . . . . . . . . . . . . . . . . . . .    $ 20,858                                    $ 20,858
   Short-term investments . . . . . . . . . . . . .      63,858                                      63,858
   Receivables, net . . . . . . . . . . . . . . . .     167,997      62,388                         105,609
   Inventories  . . . . . . . . . . . . . . . . . .      71,838      51,968                          19,870
   Prepaid expenses . . . . . . . . . . . . . . . .       7,981       1,837                           6,144
   Receivable from Eastman Kodak  . . . . . . . . .      98,132                                      98,132
   Income tax benefits  . . . . . . . . . . . . . .      25,099                                      25,099
                                                       --------    --------     --------           --------
        Total Current Assets  . . . . . . . . . . .     455,763     116,193                         339,570
Investment in Roadmaster Industries, Inc  . . . . .                               71,534(2)(3)       71,534
Property, plant and equipment . . . . . . . . . . .     116,466      42,961          137(3)          73,642
  Less allowances for depreciation  . . . . . . . .     (46,468)     (8,488)                        (37,980)
                                                       --------    --------     --------           --------
                                                         69,998      34,473          137             35,662
Notes receivable from Triton Group Ltd. . . . . . .      17,976                                      17,976
Receivable from Diversified Products Corp . . . . .                               10,000(2)          10,000
Other assets  . . . . . . . . . . . . . . . . . . .       5,200         265                           4,935
Long-term investments . . . . . . . . . . . . . . .      15,496                                      15,496
Intangibles, net  . . . . . . . . . . . . . . . . .      18,804      18,005                             799
                                                       --------    --------     --------           --------
          Total Assets  . . . . . . . . . . . . . .    $583,237    $168,936     $ 81,671           $495,972
                                                       ========    ========     ========           ========

                     THE ACTAVA GROUP INC. AND SUBSIDIARIES

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                               SEPTEMBER 30, 1994
                                 (IN THOUSANDS)
                                  (UNAUDITED)

                                                                   (1)
                                                               The Sports     Pro Forma
                                                     Actava   Subsidiaries    Adjustment    Pro Forma
                                                     ------   ------------    -----------   ---------
LIABILITIES & STOCKHOLDERS' EQUITY:
Current Liabilities:
  Accounts payable, accrued expenses and
    other current liabilities . . . . . . . . . .    $126,911   $ 47,424      $  1,865 (3)  $  81,352
  Notes payable . . . . . . . . . . . . . . . . .      90,982     42,606                       48,376
  Current portion of long-term debt . . . . . . .       4,087                                   4,087
                                                     --------   --------      --------      ---------
          Total Current Liabilities . . . . . . .     221,980     90,030         1,865        133,815
Deferred income taxes . . . . . . . . . . . . . .      33,444       (900)                      34,344
Long-term debt  . . . . . . . . . . . . . . . . .       2,579                                   2,579
Subordinated debt . . . . . . . . . . . . . . . .     187,227                                 187,227
Redeemable common stock . . . . . . . . . . . . .      12,000                                  12,000
Stockholders' Equity:
  Common stock  . . . . . . . . . . . . . . . . .      22,768         51            51 (2)     22,768
  Additional capital  . . . . . . . . . . . . . .      35,491     81,471        81,471 (2)     35,491
  Retained earnings . . . . . . . . . . . . . . .     174,979     (1,531)       (1,531)(2)    174,979
  Intercompany  . . . . . . . . . . . . . . . . .                   (185)         (185)(2)
  Less treasury stock - at cost . . . . . . . . .    (107,231)                               (107,231)
                                                     --------   --------      --------      ---------
           Total Stockholders' Equity  . . . . . .    126,007     79,806        79,806        126,007
                                                     --------   --------      --------      ---------
          Total Liabilities and Stockholders' Equity $583,237   $168,936      $ 81,671      $ 495,972
                                                     ========   ========      ========      =========

Notes to Pro Forma Condensed Consolidated Balance Sheet

(1) Represents the combined financial position of Diversified Products and Subsidiary, Nelson/Weather-Rite and Subsidiary, Hutch and Willow.
(2) Represents adjustment to eliminate the effect of the Sports Subsidiaries stockholders' equity accounts and record Actava's equity investment in Roadmaster and a receivable due from Diversified Products. The receivable due from Diversified Products represents remaining amounts payable by Diversified Products to Actava in connection with intercompany advances used by Diversified Products during 1993 to finance its operating activities.
(3) Reflects adjustment to transfer amounts as an in-kind dividend from the accounts of Diversified Products to Actava which are related to the retention of certain real estate with a net book value of approximately $137,000 and associated environmental liabilities of approximately $1,865,000.

(c) Exhibits


                                                      Incorporated Herein by Reference
                                                   -----------------------------------------------
                                                   Document with which       Designation of
Exhibit                                            Exhibit was previously    such Exhibit in
Number               Description                   filed with Commission     that Document
- -------     ------------------------------------   ----------------------    ----------------
 2          Agreement and Plan of                  Quarterly Report On           Exhibit 2
            Reorganization dated as                Form 10-Q for the
            of July 20, 1994, by and               three months ended
            among The Actava Group                 June 30, 1994
            Inc., Diversified Products
            Corporation, Hutch Sports
            USA Inc., Nelson/Weather-Rite,
            Inc., Willow Hosiery Company,
            Inc. and Roadmaster Industries,
            Inc.

23          Consent of Independent Public Accountants


                                   SIGNATURES

            Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                THE ACTAVA GROUP INC.
                                          ----------------------------------
                                                      Registrant





                                          /s/ Frederick B. Beilstein, III
                                          ----------------------------------
                                          Frederick B. Beilstein, III
                                            Senior Vice President, Treasurer
                                            and Chief Financial Officer



Dated:  February 6, 1994

EXHIBIT INDEX



Exhibit
Number                          Description
- -------                         -----------
23                              Consent of Independent Public Accountants
